Monetta Mid-Cap Equity Fund (Ticker: MMCEX) A series of the Monetta Trust SUMMARY PROSPECTUS April 30, 2013

Before you invest, you may want to review the Monetta Mid-Cap Equity Fund’s statutory prospectus and statement of additional information, which contain more information about the fund and its risks. You can find the Monetta Mid-Cap Equity Fund’s statutory prospectus and other information about the fund online at http://www.monetta.com/pro-summary.htm.  You can also get this information at no cost by calling 1-800-MONETTA or by sending an e-mail request to info@monetta.com.

Investment Objective

The Monetta Mid-Cap Equity Fund (the “Mid-Cap Fund” or the “Fund”) seeks long-term capital growth.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases	None
Maximum deferred sales charge (load) imposed on redemptions	None
Maximum sales charge (load) imposed on reinvested dividends	None
Redemption fees	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.75%
Distribution (12b-1) Fees	0.25%
Other Expenses	2.76%
Acquired Fund Fees and Expenses(1)	0.01%
Total Annual Fund Operating Expenses(1)	3.77%

(1)
Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. Total Annual Fund Operating Expenses do not reflect Fund expenses paid indirectly through directed brokerage agreements (soft dollars) and do not correlate to the expense ratios in the Fund’s Financial Highlights because the Financial Highlights include only the direct operating expenses incurred by the Fund and exclude Acquired Fund Fees and Expenses.

Example

This Example is intended to help you compare the cost of investing in the Mid-Cap Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Mid-Cap Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Mid-Cap Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Mid-Cap Fund	$379	$1,152	$1,944	$4,010

Portfolio Turnover

The Mid-Cap Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Mid-Cap Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Mid-Cap Fund’s performance. During the most recent fiscal year, the Mid-Cap Fund’s portfolio turnover rate was 137.6% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the Fund invests at least 80% of its net assets in common stocks of companies with a market capitalization of between $1 billion and $10 billion. Based on market conditions, the Fund may be over-weighted in stocks of companies operating in volatile industry sectors. As measured at the time of investment, the Fund may invest up to 5% of its net assets in exchange traded funds (“ETFs”) and up to 10% of its net assets in foreign stocks, which is accomplished primarily through American Depositary Receipts (“ADRs”).

The Adviser employs a bottom-up, multi-faceted investment approach, which combines fundamental, technical and macro-economic factors in its stock selection process. A stock’s relative volatility, versus that of its industry sector and the overall market, aids the Adviser in determining individual stocks’ buy and sell points. The Adviser’s investment decisions for the Fund’s growth style of investing are based on the Adviser’s determination that a company’s revenue and earnings growth have the potential to exceed market expectations and that the security is at an attractive entry point.

The Adviser seeks to invest in quality mid-sized companies that have demonstrated a proven track record of earnings growth. The Adviser also emphasizes price direction, volume and relative strength, which it believes to be harbingers of pending fundamental changes that could lead to more/less institutional ownership. Depending on market conditions and the foregoing considerations, the Adviser may at times be very active in turning over the Mid-Cap Fund’s portfolio.

Principal Risks

Although every effort is made to achieve the Mid-Cap Fund’s objective of long-term capital growth, the Adviser cannot guarantee that the objective will be attained. You could lose all or a portion of your investment in the fund as a result of a steep, sudden and/or prolonged market decline. The principal risks include:

•	The Adviser’s investment strategy does not achieve the Mid-Cap Fund’s objective;
•	The stock market declines or stocks in the Mid-Cap Fund’s portfolio may not increase at the rate anticipated;
•	Growth-oriented funds may under-perform when growth stocks are out of favor;
•	Mid-size companies and mid-cap stocks may be more volatile than large-cap stocks;
•	The Fund may experience periods of high portfolio turnover;
•	The Fund may make short-term investments, without limitation, for defensive purposes, which investments may provide lower returns than other types of investments;
•
Foreign securities tend to be more volatile and less liquid than investments in U.S. securities and may lose value because of adverse political, social, or economic developments overseas. In addition, foreign investments may be subject to regulatory and accounting standards that differ from those of the U.S.

Performance

The following bar chart and table show some indication of the risks of investing in the Mid-Cap Fund. The bar chart shows the changes in the Mid-Cap Fund’s performance from year to year. Also shown are the Mid-Cap Fund’s highest and lowest quarterly returns. The table below shows the Mid-Cap Fund’s average annual total returns for certain time periods compared to the returns of the S&P 400 Index, a broad-based securities index. The Mid-Cap Fund’s past performance, before and after taxes, is not necessarily an indication of how the Mid-Cap Fund will perform in the future. Updated performance is available on the Funds’ website at www.monetta.com or by calling 1-800-MONETTA.

MID-CAP EQUITY FUND (MMCEX)
Calendar Year Total Returns

Highest Quarterly Return	33.48% (quarter ended June 30, 2009)	Lowest Quarterly Return	-24.39% (quarter ended December 31, 2008)

Average Annual Total Returns
(For the periods ended December 31, 2012)

	1 Year	5 Years	10 Years	Since Inception (3/1/1993)
Return Before Taxes	11.61%	1.02%	7.40%	5.87%
Return After Taxes on Distributions	11.61%	1.02%	7.40%	3.94%
Return After Taxes on Distributions and Sale of Fund Shares	7.55%	0.87%	6.54%	4.05%
S&P 400 Index (reflects no deductions for fees, expenses or taxes)	17.88%	5.15%	10.53%	11.33%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation, and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. Holders of tax-deferred accounts may be subject to taxes at a later date.

Investment Adviser

Monetta Financial Services, Inc. is the investment adviser to the Mid-Cap Fund.

Portfolio Managers

Robert S. Bacarella, Founder and President of the Adviser, has been the Portfolio Manager or Co-Manager of the Mid-Cap Fund since its inception in 1993.

Robert J. Bacarella, CPA, Vice President, Treasurer, Chief Financial Officer and Director of the Adviser since 2010, has been the Co-Portfolio Manager of the Mid-Cap Fund since 2009.

Purchase and Sale of Fund Shares

Investors may purchase or redeem Mid-Cap Fund shares on any business day by wire transfer, by telephone at 1-800-241-9772 or by mail to:

Regular Mail Monetta Funds c/o U.S. Bancorp Fund Services, LLC P.O. Box 701 Milwaukee, WI 53201-0701	Overnight Delivery Monetta Funds c/o U.S. Bancorp Fund Services, LLC 615 East Michigan Street, 3rd Floor Milwaukee, WI 53202-5207

The minimum initial and subsequent investment amounts are as follows:

Type of Account	Minimum Initial Investments	Subsequent Investments
Regular	$1,000	No minimum
Retirement	$1,000	No minimum
Coverdell Education Savings Account	$1,000	No minimum
Automatic Investment Plan (AIP)	$100	$25 per month

Tax Information

The Mid-Cap Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax deferred arrangement, such as an individual retirement account. Distributions on investments made through tax deferred vehicles, such as IRAs, may be taxed later upon withdrawal of monies from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a financial adviser or bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.